UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 16, 2011
TRIDENT MICROSYSTEMS, INC.
(Exact name of registrant as specified in its charter)
0-20784
(Commission File Number)

Delaware	77-0156584
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
1170 Kifer Road
Sunnyvale, California 94086
(Address of principal executive offices, with zip code)
(408) 962-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
          On June 16, 2011, Trident Microsystems, Inc., a Delaware corporation (the “Company”), held its annual meeting of stockholders. At the annual meeting, the matters set forth below were put forth to a vote of its stockholders, and passed with the following final tally of shares voted for, against or withheld:
1.	The Company’s common stockholders elected the following two nominees to Class I of the Company’s Board of Directors to serve for a three-year term expiring at the annual meeting of stockholders to be held following the fiscal year ending December 31, 2013, or until their respective successors shall be elected and qualified, with the votes cast as follows:

	For	Withheld	Broker Non-Votes
Raymond K. Ostby	140,986,880	1,809,432	24,628,232
Philippe Geyres	141,292,513	1,503,799	24,628,232
2.	The Company’s stockholders approved an amendment to the Company’s Certificate of Incorporation, as amended, to reduce from four to two the number of directors that the holders of the Company’s Series B Preferred Stock may elect and to make certain related changes to the rights, preferences and privileges of the Company’s Series B Preferred Stock, with votes cast as follows:

Votes For:	141,488,876
Votes Against:	1,201,016
Abstentions:	106,420
Broker Non-Votes:	24,628,232
3.	The Company’s stockholders approved the amendment of the Company’s 2010 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder by 35,000,000 shares, with votes cast as follows:

Votes For:	119,876,311
Votes Against:	22,894,864
Abstentions:	24,837
Broker Non-Votes:	24,628,232
4.	The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011, with votes cast as follows:

Votes For:	166,411,308
Votes Against:	651,037
Abstentions:	362,199
Broker Non-Votes:	0
5.	The Company’s stockholders approved, on an advisory basis, a resolution approving the compensation of the Company’s named executive compensation, with votes cast as follows:

Votes For:	139,737,600
Votes Against:	1,881,853
Abstentions:	1,176,859
Broker Non-Votes:	24,628,232
6.	The Company’s stockholders selected, on an advisory basis, every three years as the frequency of future advisory votes on the compensation of the Company’s named executive officers, with votes cast as follows:

Every Year	Every Two Years	Every Three Years	Abstention	Broker Non-Votes
33,296,616	120,788	108,131,847	1,247,061	24,628,232
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
No.	Description

3.8	Amended and Restated Certificate of Designation of Series B Preferred Stock (par value $0.001) of Trident Microsystems, Inc., as filed with the Delaware Secretary of State on June 17, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 17, 2011

TRIDENT MICROSYSTEMS, INC.

/s/ David L. Teichmann David L. Teichmann
Executive Vice President, General Counsel & Corporate Secretary

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